UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 5, 2025
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agilon health, inc.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-40332	37-1915147
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

440 Polaris Parkway, Suite 550
Westerville, Ohio		43082
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: 562 256-3800
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	AGL	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
On November 5, 2025, agilon health, inc. (the “Company”) received written notice (the “Notice”) from the New York Stock Exchange (the “NYSE”) informing the Company that it is no longer in compliance with Section 802.01C of the NYSE Listed Company Manual because the average closing price of the Company’s common stock was less than $1.00 per share over a consecutive 30 trading-day period ended November 4, 2025 (the “Price Criteria for Capital or Common
Stock”).
The Company can regain compliance at any time within the six-month period following receipt of the Notice if, on the last trading day of any calendar month during the cure period (or the last trading day of the cure period), the Company has a closing share price of at least $1.00 and an average closing share price of at least $1.00 over the prior 30 trading-day period ending on the last trading day of the applicable calendar month or the cure period. The Company plans to notify the NYSE by November 19, 2025 that it intends to remain listed on the NYSE. To regain compliance with the Price Criteria for Capital or Common Stock, the Company anticipates pursuing a reverse stock split, subject to approval by the Company’s stockholders. The Company expects to seek stockholder approval at its annual general meeting in 2026. Under the NYSE Listed Company Manual, if the Company determines that it will cure the stock price deficiency by taking an action that will require stockholder approval, such as a reverse stock split, and the Company receives stockholder approval no later than its next annual general meeting of stockholders, the price condition will be deemed cured if, following stockholder approval and implementation of the approved action, the share price promptly exceeds $1.00 per share and the share price remains above that level for at least the following 30 trading days.
Item 7.01 Regulation FD Disclosure.
As required by Section 802.01C of the NYSE Listed Company Manual, the Company issued a press release on November 7, 2025, announcing that it had received the notice of noncompliance with the NYSE’s continued listing standard. A copy of the press release is furnished herewith as Exhibit 99.1.
The information in this Item 7.01, including the information contained in Exhibit 99.1 of this Current Report on Form 8-K, is being furnished herewith and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, regardless of any general incorporation language in such filing.
Forward-Looking Statements
Statements in this release that are not historical factual statements are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include, among other things, statements regarding our and our officers’ intent, belief or expectation as identified by the use of words such as “believes,” “expects,” “may,” “will,” “shall,” “should,” “would,” “could,” “seeks,” “aims,” “projects,” “is optimistic,” “intends,” “plans,” “estimates,” “anticipates” or the negative versions of these words or other comparable terms. Examples of forward-looking statements include, among other things: our ability to regain compliance with the NYSE’s continued listing standards, including, but not limited to, by completing a reverse stock split. Forward-looking statements reflect our current expectations and views about future events and are subject to risks and uncertainties that could significantly affect our future financial condition and results of operations. While forward-looking statements reflect our good faith belief and assumptions we believe to be reasonable based upon current information, we can give no assurance that our expectations or forecasts will be attained. Forward-looking statements are subject to known and unknown risks and uncertainties, many of which may be outside our control. These risks and uncertainties that could cause actual results and outcomes to differ from those reflected in forward-looking statements include, but are not limited to: our history of net losses and the expectation that our expenses will increase in the future; failure to identify and develop successful new geographies, physician partners and payors, or execute upon our growth initiatives; success in executing our operating strategies or achieving results consistent with our historical performance; medical expenses incurred on behalf of our members may exceed revenues we receive; our ability to maintain and secure additional contracts with Medicare Advantage payors on favorable terms, if at all; our ability to grow new physician partner relationships sufficient to recover startup costs; availability of additional capital, on acceptable terms or at all, to support our business in the future; significant reduction in our membership; transition to a Total Care Model may be challenging for physician partners; public health crises, such as pandemics or epidemics, could adversely affect us; inaccuracy in estimates of our members’ risk adjustment factors, medical services expense, incurred but not reported claims, and earnings pursuant to payor contracts; the impact of restrictive clauses or exclusivity provisions in some of our contracts with physician partners; our ability to hire and retain qualified personnel; our ability to realize the full value of our intangible assets; security breaches, cybersecurity attacks, loss of data and other disruptions to our information systems; our ability to protect the confidentiality of our know-how and other proprietary and internally developed information; our reliance on our subsidiaries to perform and fund their operations; our use of artificial intelligence and machine learning in our business and challenges with properly managing the development and use of these technologies; our reliance on a limited number of key payors; the limited terms of contracts with our payors and our ability to renew them upon expiration; our ability to navigate the changing healthcare payor market; our reliance on our payors, physician partners and other providers to operate our business; our ability to obtain accurate and complete diagnosis data; our reliance on third-party software, data, infrastructure and bandwidth; consolidation and competition in the healthcare industry; the impact of changes to, and dependence on, federal government healthcare programs; uncertain or adverse economic and macroeconomic conditions, including a downturn or decrease in government expenditures; regulation of the healthcare industry and our and our physician partners’ ability to comply with such laws and regulations; federal and state investigations, audits and enforcement actions; repayment obligations arising out of payor audits; negative publicity regarding the managed healthcare industry generally; our use, disclosure and processing of personally identifiable information, protected health information, and de-identified data; failure to obtain or maintain an insurance license, a certificate of authority or an equivalent authorization; changes in tax laws and regulations, or changes in related judgments or assumptions; our indebtedness and our potential to incur more debt; our dependence on our subsidiaries for cash to fund all of our operations and expenses; provisions in our governing documents; our ability to achieve a return on investment depends on appreciation in the price of our common stock; lawsuits not covered by insurance and securities class action litigation; sustainability issues; our stock price may be volatile; and risks related to management transitions, including the search for a permanent CEO, and our ability to effectively manage leadership changes; and risks related to other factors discussed in our filings with the Securities and Exchange Commission (the “SEC”), including the factors discussed under “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, which can be found at the SEC’s website at www.sec.gov. Additionally, ongoing implementation of performance initiatives, leadership changes, and dynamic market conditions create additional uncertainty regarding our future operating and financial performance. Except as required by law, we do not undertake, and hereby disclaim, any obligation to update any forward-looking statements, which speak only as of the date on which they are made.
Item 9.01 Financial Statements and Exhibits.
(d)Exhibits

Exhibit Number	Description

99.1	Press Release dated November 5, 2025.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

agilon health, inc.

Date:	November 5, 2025	By:	/s/ JEFFREY SCHWANEKE
Jeffrey Schwaneke Chief Financial Officer